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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                               February 3, 1997
         ------------------------------------------------------------
               Date of Report (Date of earliest event reported)



                        Salton/Maxim Housewares, Inc.
         ------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                   0-19557             36-3777824
----------------------------    ---------------    -------------------
(State or other jurisdiction      (Commission          (IRS Employer
         of incorporation)        File Number)      Identification No.)




          550 Business Center Drive, Mount Prospect, Illinois  60056
         ------------------------------------------------------------
          (Address of principal executive offices)       (Zip Code)



                                (847) 803-4600
                       -------------------------------
                       (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.

         On February 3, 1997, Salton/Maxim Housewares, Inc. (the "Registrant") announced that it had entered into a supply contract with Kmart Corporation.

         A copy of the Registrant's press release, dated February 3, 1997, is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


Exhibit No.          Description
-----------          -----------

99.1                 Press Release of Salton/Maxim Housewares, Inc. issued
                     February 3, 1997





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                                   SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SALTON/MAXIM HOUSEWARES, INC.


                                                 /s/ WILLIAM B. RUE
                                                 ------------------------------
                                                 William B. Rue
Dated: February 3, 1997                          Senior Vice President and
                                                 Chief Operating Officer





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                                 EXHIBIT INDEX




Exhibit No.                                Description
-----------                                -----------

   99.1          Press Release of Salton/Maxim Housewares, Inc. issued February
                 3, 1997